Prospectus Supplement	dated August 18, 2009

Putnam Asset Allocation: Balanced Portfolio Prospectus dated 1/30/09

In July 2009, Putnam Management and the Board of Trustees of the fund agreed, effective August 1, 2009, to replace the fund’s previous expense limitation with a new arrangement that (a) limits the fund’s management fee, (b) imposes a new limit on the fee payable under the investor servicing contract and (c) places a limit on other expenses of the fund.

The table of Total Annual Fund Operating Expenses in Fund summary – Costs associated with your investment is revised as follows to reflect projected expenses based on the new expense limitations and the fund’s current (6/30/09) asset level:

Total annual fund operating expenses* (expenses that are deducted from fund assets)

				Acquired	Total
	Management	Distribution	Other	fund	annual	Expense	Net
	fees	(12b-1) and	expenses**	operating	fund	reimburse-	expenses
		service fees		expenses***	operating	ment
					expenses

Class
A	0.62%	0.25%	0.37%	0.01%	1.25%	-0.07%	1.18%

Class
B	0.62%	1.00%	0.37%	0.01%	2.00%	-0.07%	1.93%

Class
C	0.62%	1.00%	0.37%	0.01%	2.00%	-0.07%	1.93%

Class
M	0.62%	0.75%	0.37%	0.01%	1.75%	-0.07%	1.68%

Class
R	0.62%	0.50%	0.37%	0.01%	1.50%	-0.07%	1.43%

Class
Y	0.62%	N/A	0.37%	0.01%	1.00%	-0.07%	0.93%

* Reflects Putnam Management’s contractual obligation, from August 1, 2009 through July 31, 2010, to limit the fund’s management fee to an annual rate of 0.550% of the fund’s average net assets. Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets. For additional information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (SAI).

** Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class, “Other expenses” would be 0.42%, and “Total annual fund operating expenses” and “Net expenses” would each be increased by 0.05%.

***Estimate of expenses attributable to the fund’s investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund’s investments in other investment companies and their operating expenses.

The table in Fund summary – How do these fees and expenses look in dollar terms? is replaced with the following:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time†

	1 year	3 years	5 years	10 years

Class A	$688	$942	$1,216	$1,994

Class B	$696	$921	$1,271	$2,128*

Class B (no redemption)	$196	$621	$1,071	$2,128*

Class C	$296	$621	$1,071	$2,322

Class C (no redemption)	$196	$621	$1,071	$2,322

Class M	$515	$875	$1,259	$2,335

Class R	$146	$467	$812	$1,785

Class Y	$95	$311	$546	$1,218

† Reflects Putnam Management’s contractual obligation to limit fund expenses from August 1, 2009 through July 31, 2010.

*Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

* * * * * * *

At the same meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund. See the fund’s SAI for additional information about the proposed management contract.

257994- 08/09